                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                 [$262,899,100]
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                               SARM 2004-1 GROUP I
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                                 [TBA], TRUSTEE

-------------------------------------------------------------------------------------------------------------------------------
                                                      WAL To       Est. Pmt      Expected
                                                     Optional     to Optional    Initial        Legal               Expected
              Approx.         Initial     Security  Termination   Termination      Loss         Final               Ratings
    Class    Size ($)        Coupon(1)   Description (yrs) (2)    Window (2)     Coverage      Maturity         (S&P / Moody's)
-------------------------------------------------------------------------------------------------------------------------------
1-A1        [$224,947,000]   Variable    Variable PT      2.74     02/04-09/11   [6.70%]    February 25, 2034        AAA / Aaa
2-A1         [$26,243,000]   Variable    Variable PT      2.66     02/04-09/11   [6.70%]    February 25, 2034        AAA / Aaa
2-AX (3)          Notional   Variable    Variable PT      2.66     02/04-09/11   [6.70%]    February 25, 2034        AAA / Aaa
B1-I          [$8,210,000]   Variable      Sub PT         5.17     02/04-09/11   [3.65%]    February 25, 2034         AA / NR
B2-I          [$3,499,000]   Variable      Sub PT         5.17     02/04-09/11   [2.35%]    February 25, 2034          A / NR
B1X-I (3)         Notional   Variable    Interest Only    5.17     02/04-09/11   [3.65%]    February 25, 2034         AA / NR
B2X-I (3)         Notional   Variable    Interest Only    5.17     02/04-09/11   [2.35%]    February 25, 2034           A/ NR
-------------------------------------------------------------------------------------------------------------------------------
3-A (4)                TBD      TBD      Senior PT         TBD         TBD          TBD     February 25, 2034        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------------------
4-A (4)                TBD      TBD      Senior PT         TBD         TBD          TBD     February 25, 2034        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------------------
5-A (4)                TBD      TBD      Senior PT         TBD         TBD          TBD     February 25, 2034        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------------------
6-A (4)                TBD      TBD      Senior PT         TBD         TBD          TBD     February 25, 2034        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------------------
B1-II  (4)             TBD      TBD        Sub PT          TBD         TBD          TBD     February 25, 2034         AA / NR
-------------------------------------------------------------------------------------------------------------------------------
B2-II  (4)             TBD      TBD        Sub PT          TBD         TBD          TBD     February 25, 2034          A / NR
-------------------------------------------------------------------------------------------------------------------------------
B3 (4) (5)             TBD      TBD        Sub PT          TBD         TBD          TBD     February 25, 2034        BBB / NR
-------------------------------------------------------------------------------------------------------------------------------
B4 (4) (5)             TBD      TBD        Sub PT          TBD         TBD          TBD     February 25, 2034         BB / NR
-------------------------------------------------------------------------------------------------------------------------------
B5 (4) (5)             TBD      TBD        Sub PT          TBD         TBD          TBD     February 25, 2034          B / NR
-------------------------------------------------------------------------------------------------------------------------------
B6 (4) (5)             TBD      TBD        Sub PT          TBD         TBD          TBD     February 25, 2034         NR / NR
-------------------------------------------------------------------------------------------------------------------------------
R (6)                 $100   Variable     Residual                 02/04-02/04    [6.70%]   February 25, 2034        AAA / Aaa
-------------------------------------------------------------------------------------------------------------------------------
(1) The Class coupons are described under "Interest Rates" on page 6.

(2) Assumes 27% CPR per annum for Group I Certificates and 25% CPR per annum for Group II Certificates. Certificates pay on the
    25th of every month beginning in February 2004.

(3) The Class 2-AX, B1X-I, and B2X-I will be interest only certificates. These classes will not be entitled to payments of principal and will accrue interest on their respective notional balances.

(4) Not offered under this term sheet.

(5) Crossed-Subordinate bonds.

(6) Non-economic REMIC tax residual.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE
                [ACTUAL] COLLATERAL BALANCES AS OF JANUARY 2004.

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE
   DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.
             THE PROSPECTUS SUPPLEMENT SUPERSEDES THE INFORMATION IN
                   ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
             -------------------------------------------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
            ---------------------------------------------------------
--------------------------------------------------------------------------------

Deal Overview:
--------------

o    The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the
     deal will be found on Bloomberg under the symbol "SARM".

o    Group I (Pools 1&2) will be comprised of non-hybrid 6-Month LIBOR, 1-Month
     LIBOR, 1-Year LIBOR, and 1-Year CMT ARM's.

o    Group II (Pools 3-6) will be comprised of hybrid 6-Month LIBOR, 1-Year
     LIBOR, and 1-Year CMT based ARM's.

o    Interest and principal on the Pool 1 senior certificates and Pool 2 senior certificates will be payable solely from amounts collected from the mortgage loans in Mortgage Pool 1 (in the case of Pool 1 senior certificates) and Mortgage Pool 2 (in the case of Pool 2 senior certificates).

o    Interest and principal on the Class B1-I, B1X-I, B2-I and B2X-I subordinate certificates will be payable from amounts collected from the mortgage loans in Mortgage Pool 1 and Mortgage Pool 2 only. The Class B1X-I and B2X-I are interest only certificates.

o    10% Optional Termination ): The transaction may be called by ALS on any
     Distribution Date after the aggregate outstanding mortgage balance is less than 10% of the Group I and Group II Cut-Off Date balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the applicable
Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------

          Mortgage Pool 1 and Pool 2                         Mortgage Pools 3 through 6
        Available Distribution Amount                      Available Distribution Amount
       From the Related Mortgage Pool                      From the Related Mortgage Pool

 -------------------------------------------     -----------------------------------------------
   First, to Class R, 1-A1, 2-A1 and 2-AX             First, to Class 3-A, 4-A, 5-A, and 6-A
              to pay interest                                   to pay interest
 -----------------|-------------------------     ------------------|----------------------------
                  |                                                |
                  |                                                |
                  |                                                |
                  |                                                |
                  |                                                |
                  |                                                |
 -----------------|-------------------------     ------------------|----------------------------
     Second, to Class R, 1-A1, and 2-A1              Second, to Class 3-A, 4-A, 5-A, and 6-A
              to pay principal                                   to pay principal
 -----------------|-------------------------     ------------------|----------------------------
                  |                                                |
                  |                                                |
                  |                                                |
                  |                                                |
                  |                                                |
                  |                                                |
 -----------------|-------------------------     ------------------|----------------------------
  To Class B1-I, B1X-I, B2-I and B2X-I to            To Class B1-II and B2-II to pay interest
          pay interest and principal                             and principal
 -----------------|-------------------------     ------------------|----------------------------
                  |                                                |
                  |---------------------------|--------------------|
                                              |
                                              |
                                              |
                                              |
 ---------------------------------------------|-------------------------------------------------
                      To Class B3, B4, B5, and B6 to pay interest and principal
 -----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering:
----------------------

Cut off Date:                   January 1, 2004

Expected Pricing Date:          Week of January [12], 2004

Expected Settlement Date:       January 30, 2004

Distribution Dates:             25th of each month, commencing in February 2004

Collection Period:              The calendar month preceding the current
                                Distribution Date

Issuer:                         Structured Adjustable Rate Mortgage Loan
                                Trust ("SARM")

Trustee:                        [TBD]

Trustee Fee:                    [0.0065%] per annum

Master Servicer:                Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:            The Master Servicer will be paid a monthly fee
                                (the "Master Servicing Fee") equal to the
                                investment earnings derived from principal and
                                interest collections received on the Mortgage
                                Loans on deposit in the Collection Account
                                established by the Master Servicer and invested
                                in certain eligible investments prior to their
                                remittance to the Trustee on the Deposit Date.

Servicer(s):                    ------------------------------------------------
                                              Group I (Pools 1)
                                ------------------------------------------------
                                        Servicers                            %
                                        ---------                            -
                                ALS                                        99.6%
                                Colonial Savings                            0.4%
                                ------------------------------------------------

                                ------------------------------------------------
                                               Group I (Pools 2)
                                ------------------------------------------------
                                        Servicers                            %
                                        ---------                            -
                                ALS                                        36.1%
                                Bank of America                            35.4%
                                Wells Fargo                                28.6%
                                ------------------------------------------------

                                ------------------------------------------------
                                         Group II (Pools 3 through 6)
                                ------------------------------------------------
                                        Servicers                            %
                                        ---------                            -
                                ALS                                        69.2%
                                Indymac                                    29.5%
                                Colonial Savings                            1.2%
                                Greenpoint                                  0.1%
                                WaMu                                        0.1%
                                ------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Servicing Fee:                  ------------------------------------------------
                                          Group I (Pools 1 through 2)
                                ------------------------------------------------
                                     Servicers                    Servicing Fee
                                     ---------                    -------------
                                ALS                                  0.250%
                                Bank of America                      0.375%
                                Colonial Savings                     0.375%
                                Wells Fargo                          0.250%
                                ------------------------------------------------

                                ------------------------------------------------
                                         Group II (Pools 3 through 6)
                                ------------------------------------------------
                                     Servicers                    Servicing Fee
                                     ---------                    -------------
                                ALS                                  0.250%
                                Colonial Savings                     0.375%
                                Greenpoint                           0.250%
                                Indymac                         0.250% to 0.440%
                                WaMu                                 0.375%
                                ------------------------------------------------

Rating Agencies:                ------------------------------------------------
                                Class                 S&P              Moody's
                                -----                 ---              -------
                                ------------------------------------------------
                                 1-A1                 AAA                Aaa
                                 2-A1                 AAA                Aaa
                                 2-AX                 AAA                Aaa
                                 B1-I                 AA                  NR
                                 B2-I                  A                  NR
                                B1X-I                 AA                  NR
                                B2X-I                  A                  NR
                                 3-A                  AAA                Aaa
                                 4-A                  AAA                Aaa
                                 5-A                  AAA                Aaa
                                 6-A                  AAA                Aaa
                                B1-II                 AA                  NR
                                B2-II                  A                  NR
                                  B3                  BBB                 NR
                                  B4                  BB                  NR
                                  B5                   B                  NR
                                  B6                  NR                  NR
                                  R                   AAA                Aaa
                                ------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Day Count:                      30/360

Delay Days/ Interest            ------------------------------------------------
Accrual Period:                   Class        Delay       First Accrual Date
                                  -----        -----       ------------------
                                ------------------------------------------------
                                   1-A1          24          January 1, 2004
                                   2-A1           0         January 30, 2004
                                   2-AX           0         January 30, 2004
                                   B1-I           0         January 30, 2004
                                   B2-I           0         January 30, 2004
                                  B1X-I           0         January 30, 2004
                                  B2X-I           0         January 30, 2004
                                   3-A           24          January 1, 2004
                                   4-A           24          January 1, 2004
                                   5-A           24          January 1, 2004
                                   6-A           24          January 1, 2004
                                  B1-II          24          January 1, 2004
                                  B2-II          24          January 1, 2004
                                    B3           24          January 1, 2004
                                    B4           24          January 1, 2004
                                    B5           24          January 1, 2004
                                    B6           24          January 1, 2004
                                    R            24          January 1, 2004
                                ------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Registration:                   Book-entry form through DTC

Minimum Denomination:           Class 1-A1 and 2-A1: $25,000
                                Class 2-AX, B1X-I and B2X-I: $1,000,000
                                Class B1-I, B2-I: $100,000

Tax Status:                     REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                     Group I (Pool 1&2):       27% CPR per annum;
                                Group II (Pools 3-6):     25% CPR per annum.

SMMEA Eligibility:              All offered classes will be SMMEA eligible
                                except for Class B2-I, B2X-I, B2-II and B3
                                Certificates.

ERISA Eligibility:              Class 1-A1, 2-A1, 2-AX, B1-I, B1X-I, B2-I, and
                                B2X-I will be ERISA eligible.

Net WAC:                        The "Net WAC" for each Mortgage Pool for each
                                Distribution Date will be the weighted average
                                of the Net Mortgage Rates of the Mortgage Loans
                                in such Mortgage Pool at the beginning of the
                                related Due Period, weighted on the basis of
                                their Scheduled Principal Balances at the
                                beginning of the related Due Period.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates:                 Class 1-A1 will bear interest at a rate equal to
                                Net WAC of Mortgage Pool 1 per annum.

                                Class R will bear interest at a rate equal to
                                the Net WAC of the Mortgage Pool 1.

                                Class 2-A1 will bear interest at a rate equal to
                                the lesser of (i) 1-month LIBOR + [TBD%] per
                                annum and (ii) Net WAC of Mortgage Pool 2 per
                                annum.

                                Class 2-AX will bear interest at a rate equal to
                                the greater of (i) 0.00% per annum and (ii) the
                                excess of (a) the Net WAC of Mortgage Pool 2
                                over (b) the Class 2-A1 per annum rate, based on
                                a notional balance equal to the Class 2-A1
                                principal balance prior to distributions for the
                                related distribution date.

                                Class B1-I will bear interest at a rate equal to
                                the lesser of (i) 1-month LIBOR + [TBD%] per
                                annum and (ii) weighted average of the Pool 1
                                and Pool 2 Net WACs weighted by the
                                corresponding Group Subordinate Amounts.

                                Class B1X-I will bear interest at a rate equal
                                to the greater of (i) 0.00% per annum and (ii)
                                the excess of (a) the weighted average of the
                                Pool 1 and Pool 2 Net WACs weighted by the
                                corresponding Group Subordinate Amounts over (b)
                                the Class B1-I per annum rate, based on a
                                notional balance equal to the Class B1-I
                                principal balance prior to distributions for the
                                related distribution date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):
------------------------------

Interest Rates(cont.):          Class B2-I will bear interest at a rate equal to
                                the lesser of (i) 1-month LIBOR + [TBD%] per
                                annum and (ii) weighted average of the Pool 1
                                and Pool 2 Net WACs weighted by the
                                corresponding Modified Group Subordinate
                                Amounts.

                                Class B2X-I will bear interest at a rate equal
                                to the greater of (i) 0.00% per annum and (ii)
                                the excess of (a) the weighted average of the
                                Pool 1 and Pool 2 Net WACs weighted by the
                                corresponding Group Subordinate Amounts over (b)
                                the Class B2-I per annum rate, based on a
                                notional balance equal to the Class B2-I
                                principal balance prior to distributions for the
                                related distribution date.

Credit Enhancement:             Senior/subordinate, shifting interest structure.
                                The credit enhancement information shown below
                                is subject to final rating agency approval.

                                Group I Senior Certificates (Mortgage Pool 1 and
                                Pool 2): Credit enhancement for the Group I
                                Senior Certificates will consist of the
                                subordination of the Class B1-I, Class B1X-I,
                                Class B2-I, Class B2X-I, Class B3, Class B4,
                                Class B5 and Class B6.

                                Group II Senior Certificates (Mortgage Pools 3
                                through 6): Credit enhancement for the Group II
                                Senior Certificates will consist of the
                                subordination of the Class B1-II, Class B2-II,
                                Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:                Group I losses will reduce the principal balance
                                of the certificates, in the following order:

                                If all credit support classes available to the
                                Group I senior certificates have been reduced to
                                zero, losses will be applied to the Group I
                                senior certificates on a pro rata basis.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions
-----------------------

Group I = Mortgage Pool 1 and Mortgage Pool 2

Group II = Mortgage Pool 3, Mortgage Pool 4, Mortgage Pool 5, and Mortgage
Pool 6

Initial Group I Senior Enhancement % = [6.70%]

Group I Senior Enhancement % = Group I Subordinate Amount / Group I Collateral
 balance

Initial Group II Senior Enhancement % = [6.10%]

Group II Senior Enhancement % = Group II Subordinate Amount / Group II
Collateral balance

o If the Group I Senior Enhancement % is less than 2 times the Initial Group I
Senior Enhancement % OR if the Group II Senior Enhancement % is less than 2 times the Initial Group II Senior Enhancement %:

    --------------------------------------- -----------------------------
          Distribution Dates (months)                 Shift %
          ---------------------------                 -------
    --------------------------------------- -----------------------------
                    1 - 84                              100%
                   85 - 96                               70%
                   97 - 108                              60%
                  109 - 120                              40%
                  121 - 132                              20%
                     133+                                 0%
    --------------------------------------- -----------------------------

o If the Group I Senior Enhancement % is greater than or equal to 2 times the
Initial Group I Senior Enhancement % AND if the Group II Senior Enhancement % is
greater than or equal to 2 times the Initial Group II Senior Enhancement %:

    --------------------------------------- -----------------------------
          Distribution Dates (months)                 Shift %
          ---------------------------                 -------
    --------------------------------------- -----------------------------
                     1 - 36                              50%
                      37+                                 0%
   --------------------------------------- -----------------------------

(If the respective AAA senior enhancement for both Groups doubles when compared to the initial cut-off date senior enhancement during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA senior enhancement for both Groups doubles when compared to the initial senior enhancement, the respective Senior bonds will be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       10

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Distributions (cont.)
-------------------------------

For each Mortgage Pool (1 through 6) calculate the following:
-------------------------------------------------------------

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of
(i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior %
and (ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool
Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between (i) the sum of Mortgage Pool Scheduled Principal and
Pre-payment Principal and (ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       11

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules:
------------------------

I. Pay Senior PDA as follows:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
     1) Pay to Class R and to Class 1-A1, in that order, until reduced to zero.

Pool 2 Senior PDA sequentially as follows:
     1) Pay Class 2-A1, until reduced to zero.

Pool 3- 6 TBD

II.  Pay Subordinate PDA as follows*:
-------------------------------------
*Subject to credit support tests

Pool 1 and Pool 2 Subordinate PDA:
1)   Pay Class B1-I and Class B2-I on a pro-rata basis an amount equal to the product of (a) Group I Subordinate PDA and (b) a fraction, the numerator which is the sum of the current balance of the Class B1-I and Class B2-I and the denominator which is the sum of (i) current balance of the Class
     B1-I and Class B2-I and (ii) Group I Modified Group Subordinate Amount,
     until reduced to zero.

Pools 3 through 6 Subordinate PDA:
1)   Pay Class B1-II and Class B2-II on a pro-rata basis an amount equal to the product of (a) Group II Subordinate PDA and (b) a fraction, the numerator which is the current balance of the Class B1-II and Class B2-II and the denominator which is the current balance of the Class B1-II and Class B2-II and the Group II Modified Group Subordinate Amount, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage group as follows*:
--------------------------------------------------------------------------------
*Subject to credit support tests
1)   Pay to Class B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       12

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Principal Paydown Rules (cont.):
--------------------------------

(1) The Subordinate Amounts are calculated as follows:

Group I Modified Group Subordinate Amount:
------------------------------------------

Total Mortgage Pool 1 and Mortgage Pool 2 collateral less the current principal balance of the Group I Senior Certificates and the Class B1-I and Class B2-I
Certificates (excluding notional balances).

Group II Modified Subordinate Amount:
-------------------------------------

Total Mortgage Pools 3 through 6 collateral less the current principal balance of the Group II Senior Certificates and the Class B1-II and Class B2-II
Certificates (excluding notional balances).

Group Subordinate Amount:
-------------------------

Total respective Mortgage Pool collateral less the current principal balance of the respective Mortgage Pool Senior Certificates (excluding notional balances).

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                     Rishi Bansal                  (212) 526-8315
                                Brendan Garvey                (212) 526-8315
                                Brian Hargrave                (212) 526-8320

------------------------------- ----------------------------- ------------------
Residential Finance             Stan Labanowski               (212) 526-6211
                                Mike Hitzmann                 (212) 526-5806
                                Darius Houseal                (212) 526-9466

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       13

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                        1-month LIBOR, 1-year
                                                 6-month LIBOR          CMT, and 1-year LIBOR
                                                Non-Hybrid ARMs            Non-Hybrid ARMs                    Aggregate
                                                Pool 1 (Group I)           Pool 2 (Group I)               Pools 1-2 (Group I)
                                                ----------------        ----------------------            -------------------

Total Number of Loans                                        623                           87                             710
Total Outstanding Loan Balance                      $241,101,208                  $28,128,289                    $269,229,497
Average Loan Principal Balance                          $387,000                     $323,314                        $379,196
Range of Loan Principal Balance             $39,160 - $3,315,000           $64,100 - $995,566            $39,160 - $3,315,000
Weighted Average Coupon                                   4.349%                       3.890%                          4.301%
Range of Coupons                                  2.375 - 6.125%               2.500 - 5.375%                  2.375 - 6.125%
Weighted Average Margin                                   2.712%                       2.420%                          2.681%
Range of Margins                                  1.000 - 3.750%               1.750 - 3.000%                  1.000 - 3.750%
Non-Zero Weighted Average Initial
Periodic Cap                                              1.181%                       1.958%                          1.242%
Range of Initial Periodic Caps                    1.000 - 13.00%                1.000 - 2.00%                  1.000 - 13.00%
Non-Zero Weighted Average Periodic Cap                    1.020%                       1.958%                          1.094%
Range of Periodic Caps                            1.000 - 12.00%                1.000 - 2.00%                  1.000 - 12.00%
Weighted Average Maximum Rate                            10.469%                      10.730%                         10.496%
Weighted Average Floor                                    2.713%                       2.593%                          2.701%
Weighted Average Original Term (mo.)                       359.8                        359.3                           359.7
Weighted Average Remaining Term (mo.)                      358.3                        354.1                           357.8
Range of Remaining Term (mo.)                      293.0 - 360.0                296.0 - 359.0                   293.0 - 360.0
Weighted Average Original LTV                             71.32%                       71.99%                          70.49%
Range of Original LTV                             23.33 - 97.00%               30.43 - 95.00%                  23.33 - 97.00%
Weighted Average FICO                                        719                          731                             720
Range of FICO                                          620 - 814                    638 - 805                       620 - 814
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       14

                                  EXTERNAL USE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Collateral Summary:
-------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                        1-month LIBOR, 1-year
                                                 6-month LIBOR          CMT, and 1-year LIBOR
                                                Non-Hybrid ARMs            Non-Hybrid ARMs                    Aggregate
                                                Pool 1 (Group I)           Pool 2 (Group I)               Pools 1-2 (Group I)
                                                ----------------        ----------------------            -------------------
Lien Position
First                                                  100.0%                          100.0%                      100.0%
Geographic Distribution
(Other states account individually for
less than                                          CA - 47.3%                      CA - 31.0%                  CA - 45.6%
8% of the Cut-off Date principal
balance)                                            FL - 9.2%                      GA - 25.1%                   FL - 9.1%
                                                   CO -  8.9%                      FL -  8.0%                  CO -  8.6%
Occupancy Status
Primary Home                                            75.3%                           85.6%                       76.4%
Investment                                              18.8%                            6.0%                       17.5%
Second Home                                              5.9%                            8.4%                        6.1%

Delinquency Statistics
Current                                                 99.9%                           99.2%                       99.8%
One Payment Delinquent                                   0.1%                            0.8%                        0.2%

Loans with Prepayment Penalites
Total Number of Loans                                     335                              12                         347
Total Principal Balance                       $124,967,407.17                   $2,001,340.18             $126,968,747.35
% of Principal Balance                                  51.8%                            7.1%                       47.2%
Weighted Average Coupon                                4.360%                          3.825%                      4.352%

Loans without  Prepayment Penalites
Total Number of Loans                                     288                              75                         363
Total Principal Balance                       $116,133,801.26                  $26,126,948.33             $142,260,749.59
% of Principal Balance                                  48.2%                           92.9%                       52.8%
Weighted Average Coupon                                4.337%                          3.894%                      4.255%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the
Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                       15

Lehman Brothers

                     Net Effective Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 1-A1
--------------------------------------------------------------------------------
 Initial Coupon:     4.092                         Type:     Fltr
       Orig Bal:     224,947,000
                                                Formula:     (6m LIBOR)+245.55bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.21/2.46/2.46
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     24                           Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
               15 CPR          20 CPR           25 CPR           27 CPR           30 CPR           35 CPR           40 CPR
            Lib_6M: 1.17    Lib_6M: 1.17     Lib_6M: 1.17     Lib_6M: 1.17     Lib_6M: 1.17     Lib_6M: 1.17     Lib_6M: 1.17
-------------------------------------------------------------------------------------------------------------------------------
 Price     NEM   Duration  NEM    Duration  NEM    Duration  NEM    Duration  NEM    Duration  NEM    Duration  NEM    Duration
-------------------------------------------------------------------------------------------------------------------------------
103-13    169.9    4.45   146.7     3.44   120.7     2.74   109.6     2.52    92.8     2.25    62.6     1.89    29.9     1.61
103-13+   169.6    4.45   146.3     3.44   120.2     2.74   109.0     2.52    92.2     2.25    61.8     1.89    28.9     1.61
103-14    169.2    4.45   145.8     3.44   119.6     2.74   108.4     2.52    91.5     2.25    61.0     1.89    28.0     1.61
103-14+   168.9    4.45   145.4     3.44   119.1     2.74   107.8     2.52    90.8     2.25    60.2     1.89    27.0     1.61
103-15    168.6    4.45   145.0     3.44   118.5     2.74   107.2     2.52    90.2     2.25    59.4     1.89    26.1     1.61

103-15+   168.2    4.45   144.5     3.44   118.0     2.74   106.6     2.52    89.5     2.25    58.6     1.89    25.2     1.61
103-16    167.9    4.46   144.1     3.44   117.4     2.74   106.0     2.52    88.8     2.25    57.8     1.89    24.2     1.61
103-16+   167.6    4.46   143.7     3.44   116.9     2.74   105.4     2.52    88.2     2.25    57.0     1.89    23.3     1.61
103-17    167.2    4.46   143.2     3.44   116.3     2.74   104.8     2.52    87.5     2.25    56.2     1.89    22.4     1.61
103-17+   166.9    4.46   142.8     3.44   115.8     2.74   104.2     2.53    86.8     2.25    55.4     1.89    21.4     1.61

103-18    166.5    4.46   142.4     3.44   115.2     2.74   103.6     2.53    86.2     2.25    54.6     1.89    20.5     1.61
103-18+   166.2    4.46   141.9     3.44   114.7     2.74   103.0     2.53    85.5     2.26    53.8     1.89    19.6     1.61
103-19    165.9    4.46   141.5     3.44   114.1     2.74   102.4     2.53    84.8     2.26    53.0     1.89    18.6     1.61
103-19+   165.5    4.46   141.0     3.45   113.6     2.75   101.9     2.53    84.2     2.26    52.2     1.89    17.7     1.61
103-20    165.2    4.46   140.6     3.45   113.0     2.75   101.3     2.53    83.5     2.26    51.5     1.89    16.8     1.61

103-20+   164.9    4.46   140.2     3.45   112.5     2.75   100.7     2.53    82.8     2.26    50.7     1.89    15.8     1.61
103-21    164.5    4.46   139.7     3.45   111.9     2.75   100.1     2.53    82.2     2.26    49.9     1.89    14.9     1.61
103-21+   164.2    4.46   139.3     3.45   111.4     2.75    99.5     2.53    81.5     2.26    49.1     1.89    14.0     1.61
103-22    163.8    4.46   138.9     3.45   110.8     2.75    98.9     2.53    80.8     2.26    48.3     1.89    13.0     1.61
103-22+   163.5    4.46   138.4     3.45   110.3     2.75    98.3     2.53    80.2     2.26    47.5     1.89    12.1     1.61

103-23    163.2    4.46   138.0     3.45   109.8     2.75    97.7     2.53    79.5     2.26    46.7     1.89    11.2     1.61
103-23+   162.8    4.46   137.6     3.45   109.2     2.75    97.1     2.53    78.8     2.26    45.9     1.89    10.2     1.61
103-24    162.5    4.46   137.1     3.45   108.7     2.75    96.5     2.53    78.2     2.26    45.1     1.89     9.3     1.61
103-24+   162.2    4.46   136.7     3.45   108.1     2.75    95.9     2.53    77.5     2.26    44.3     1.89     8.4     1.61
103-25    161.8    4.47   136.2     3.45   107.6     2.75    95.3     2.53    76.8     2.26    43.5     1.89     7.4     1.61
-------------------------------------------------------------------------------------------------------------------------------
Average Life   5.10            3.80             2.95              2.70             2.38             1.97             1.66
 First Pay   02/25/04        02/25/04         02/25/04          02/25/04         02/25/04         02/25/04         02/25/04
 Last Pay    01/25/17        01/25/14         11/25/11          03/25/11         06/25/10         05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1

Lehman Brothers

                     Net Effective Margin Table - Bond 2-A1

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A1
--------------------------------------------------------------------------------
 Initial Coupon:     1.450                         Type:     Fltr
       Orig Bal:     26,243,000
                                                Formula:     (1m LIBOR)+35.00bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.47/0.35/0.35
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     0                            Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
             15 CPR           20 CPR            25 CPR           27 CPR          30 CPR           35 CPR           40 CPR
           LIB_1M: 1.1      LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1
-------------------------------------------------------------------------------------------------------------------------------
 Price    NEM   Duration   NEM    Duration   NEM    Duration  NEM    Duration NEM    Duration  NEM    Duration  NEM    Duration
-------------------------------------------------------------------------------------------------------------------------------
 99-26    39.6    4.53     40.8     3.47     42.3     2.75    42.9     2.52   43.8     2.25    45.4     1.88    47.2     1.59
 99-26+   39.2    4.53     40.4     3.47     41.7     2.75    42.2     2.52   43.1     2.25    44.6     1.88    46.2     1.59
 99-27    38.9    4.53     39.9     3.47     41.1     2.75    41.6     2.53   42.4     2.25    43.8     1.88    45.3     1.59
 99-27+   38.5    4.53     39.5     3.47     40.6     2.75    41.0     2.53   41.7     2.25    42.9     1.88    44.3     1.59
 99-28    38.2    4.53     39.0     3.47     40.0     2.75    40.4     2.53   41.0     2.25    42.1     1.88    43.3     1.59

 99-28+   37.9    4.54     38.6     3.47     39.4     2.75    39.8     2.53   40.3     2.25    41.3     1.88    42.3     1.59
 99-29    37.5    4.54     38.1     3.47     38.8     2.75    39.1     2.53   39.6     2.25    40.4     1.88    41.3     1.59
 99-29+   37.2    4.54     37.7     3.47     38.3     2.75    38.5     2.53   38.9     2.25    39.6     1.88    40.3     1.59
 99-30    36.8    4.54     37.2     3.47     37.7     2.75    37.9     2.53   38.2     2.25    38.8     1.88    39.4     1.59
 99-30+   36.5    4.54     36.8     3.47     37.1     2.75    37.3     2.53   37.5     2.25    37.9     1.88    38.4     1.59

 99-31    36.1    4.54     36.3     3.48     36.6     2.75    36.7     2.53   36.8     2.25    37.1     1.88    37.4     1.59
 99-31+   35.8    4.54     35.9     3.48     36.0     2.75    36.1     2.53   36.1     2.25    36.3     1.88    36.4     1.59
100-00    35.4    4.54     35.4     3.48     35.4     2.75    35.4     2.53   35.4     2.25    35.4     1.88    35.4     1.59
100-00+   35.1    4.54     35.0     3.48     34.9     2.75    34.8     2.53   34.7     2.25    34.6     1.88    34.5     1.59
100-01    34.8    4.54     34.5     3.48     34.3     2.75    34.2     2.53   34.1     2.25    33.8     1.88    33.5     1.59

100-01+   34.4    4.54     34.1     3.48     33.7     2.75    33.6     2.53   33.4     2.25    32.9     1.88    32.5     1.59
100-02    34.1    4.54     33.6     3.48     33.2     2.76    33.0     2.53   32.7     2.25    32.1     1.88    31.5     1.59
100-02+   33.7    4.54     33.2     3.48     32.6     2.76    32.4     2.53   32.0     2.25    31.3     1.88    30.5     1.59
100-03    33.4    4.54     32.7     3.48     32.0     2.76    31.7     2.53   31.3     2.25    30.5     1.88    29.6     1.59
100-03+   33.0    4.54     32.3     3.48     31.5     2.76    31.1     2.53   30.6     2.25    29.6     1.88    28.6     1.60

100-04    32.7    4.54     31.8     3.48     30.9     2.76    30.5     2.53   29.9     2.25    28.8     1.88    27.6     1.60
100-04+   32.3    4.54     31.4     3.48     30.3     2.76    29.9     2.53   29.2     2.25    28.0     1.88    26.6     1.60
100-05    32.0    4.55     31.0     3.48     29.8     2.76    29.3     2.53   28.5     2.25    27.1     1.88    25.6     1.60
100-05+   31.7    4.55     30.5     3.48     29.2     2.76    28.7     2.53   27.8     2.25    26.3     1.88    24.7     1.60
100-06    31.3    4.55     30.1     3.48     28.6     2.76    28.0     2.53   27.1     2.25    25.5     1.88    23.7     1.60
-------------------------------------------------------------------------------------------------------------------------------
Average Life   4.84            3.66              2.87              2.63            2.33             1.94             1.64
 First Pay   02/25/04        02/25/04          02/25/04          02/25/04        02/25/04         02/25/04         02/25/04
 Last Pay    01/25/17        01/25/14          11/25/11          03/25/11        06/25/10         05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 2

Lehman Brothers

                     Net Effective Margin Table - Bond B1-I

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond B1-I
--------------------------------------------------------------------------------
 Initial Coupon:     1.850                         Type:     Fltr
       Orig Bal:     8,210,000
                                                Formula:     (1m LIBOR)+75.00bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.50/0.75/0.75
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     0                            Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
            15 CPR          20 CPR            25 CPR           27 CPR           30 CPR            35 CPR           40 CPR
          LIB_1M: 1.1     LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1
-------------------------------------------------------------------------------------------------------------------------------
 Price   NEM   Duration  NEM    Duration   NEM    Duration  NEM    Duration  NEM    Duration   NEM    Duration  NEM    Duration
-------------------------------------------------------------------------------------------------------------------------------
 99-26   78.1    7.96    78.8     6.11     79.5     5.01    79.7     4.70    80.1     4.30     80.7     3.74    81.4     3.27
 99-26+  77.9    7.96    78.5     6.11     79.1     5.01    79.4     4.70    79.7     4.30     80.3     3.74    81.0     3.27
 99-27   77.7    7.96    78.3     6.11     78.8     5.01    79.0     4.70    79.3     4.30     79.9     3.74    80.5     3.27
 99-27+  77.5    7.96    78.0     6.11     78.5     5.01    78.7     4.70    79.0     4.30     79.5     3.74    80.0     3.27
 99-28   77.3    7.96    77.8     6.11     78.2     5.01    78.4     4.70    78.6     4.30     79.1     3.74    79.5     3.27

 99-28+  77.1    7.96    77.5     6.11     77.9     5.01    78.0     4.70    78.3     4.30     78.6     3.74    79.1     3.27
 99-29   76.9    7.96    77.3     6.11     77.6     5.01    77.7     4.70    77.9     4.30     78.2     3.74    78.6     3.27
 99-29+  76.7    7.96    77.0     6.11     77.3     5.01    77.4     4.70    77.5     4.30     77.8     3.74    78.1     3.27
 99-30   76.5    7.96    76.7     6.11     77.0     5.01    77.0     4.70    77.2     4.30     77.4     3.74    77.6     3.27
 99-30+  76.3    7.96    76.5     6.11     76.7     5.01    76.7     4.70    76.8     4.31     77.0     3.74    77.1     3.27

 99-31   76.1    7.96    76.2     6.11     76.3     5.01    76.4     4.70    76.4     4.31     76.6     3.74    76.7     3.27
 99-31+  75.9    7.96    76.0     6.11     76.0     5.01    76.0     4.70    76.1     4.31     76.1     3.74    76.2     3.27
100-00   75.7    7.96    75.7     6.11     75.7     5.01    75.7     4.70    75.7     4.31     75.7     3.74    75.7     3.27
100-00+  75.5    7.96    75.5     6.11     75.4     5.01    75.4     4.70    75.4     4.31     75.3     3.74    75.2     3.27
100-01   75.3    7.96    75.2     6.11     75.1     5.01    75.1     4.70    75.0     4.31     74.9     3.74    74.8     3.27

100-01+  75.1    7.96    74.9     6.11     74.8     5.01    74.7     4.70    74.6     4.31     74.5     3.74    74.3     3.27
100-02   74.9    7.96    74.7     6.11     74.5     5.01    74.4     4.70    74.3     4.31     74.0     3.74    73.8     3.27
100-02+  74.7    7.96    74.4     6.11     74.2     5.01    74.1     4.70    73.9     4.31     73.6     3.74    73.3     3.27
100-03   74.5    7.96    74.2     6.11     73.8     5.01    73.7     4.70    73.5     4.31     73.2     3.74    72.9     3.27
100-03+  74.3    7.96    73.9     6.11     73.5     5.01    73.4     4.70    73.2     4.31     72.8     3.74    72.4     3.27

100-04   74.1    7.96    73.7     6.11     73.2     5.01    73.1     4.70    72.8     4.31     72.4     3.74    71.9     3.27
100-04+  73.9    7.96    73.4     6.11     72.9     5.01    72.7     4.70    72.5     4.31     72.0     3.74    71.4     3.27
100-05   73.8    7.96    73.2     6.11     72.6     5.01    72.4     4.70    72.1     4.31     71.5     3.74    70.9     3.27
100-05+  73.6    7.96    72.9     6.11     72.3     5.01    72.1     4.70    71.7     4.31     71.1     3.74    70.5     3.27
100-06   73.4    7.97    72.6     6.11     72.0     5.01    71.7     4.70    71.4     4.31     70.7     3.74    70.0     3.28
-------------------------------------------------------------------------------------------------------------------------------
Average Life   8.78           6.60              5.34              4.99             4.55              3.92             3.42
 First Pay   02/25/04       02/25/04          02/25/04          02/25/04         02/25/04          02/25/04         02/25/04
 Last Pay    01/25/17       01/25/14          11/25/11          03/25/11         06/25/10          05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 3

Lehman Brothers

                     Net Effective Margin Table - Bond B2-I

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond B2-I
--------------------------------------------------------------------------------
 Initial Coupon:     2.500                         Type:     Fltr
       Orig Bal:     3,499,000
                                                Formula:     (1m LIBOR)+140.00bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.50/1.40/1.40
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     0                            Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
            15 CPR          20 CPR            25 CPR           27 CPR           30 CPR            35 CPR           40 CPR
          LIB_1M: 1.1     LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1
-------------------------------------------------------------------------------------------------------------------------------
 Price   NEM   Duration  NEM    Duration   NEM    Duration  NEM    Duration  NEM    Duration   NEM    Duration  NEM    Duration
-------------------------------------------------------------------------------------------------------------------------------
 99-26  143.7    7.70   144.5     5.95    145.1     4.90   145.4     4.60   145.7     4.22    146.4     3.67   147.1     3.22
 99-26+ 143.5    7.70   144.2     5.95    144.8     4.90   145.0     4.60   145.4     4.22    146.0     3.67   146.6     3.22
 99-27  143.3    7.70   143.9     5.95    144.5     4.90   144.7     4.60   145.0     4.22    145.6     3.67   146.2     3.22
 99-27+ 143.1    7.70   143.7     5.95    144.2     4.90   144.4     4.61   144.6     4.22    145.1     3.67   145.7     3.22
 99-28  142.9    7.70   143.4     5.95    143.9     4.90   144.0     4.61   144.3     4.22    144.7     3.67   145.2     3.22

 99-28+ 142.7    7.70   143.1     5.95    143.5     4.90   143.7     4.61   143.9     4.22    144.3     3.67   144.7     3.22
 99-29  142.5    7.70   142.9     5.95    143.2     4.90   143.3     4.61   143.5     4.22    143.9     3.67   144.2     3.22
 99-29+ 142.3    7.70   142.6     5.95    142.9     4.90   143.0     4.61   143.2     4.22    143.4     3.67   143.7     3.22
 99-30  142.1    7.70   142.4     5.95    142.6     4.90   142.7     4.61   142.8     4.22    143.0     3.67   143.2     3.22
 99-30+ 141.9    7.70   142.1     5.95    142.3     4.90   142.3     4.61   142.4     4.22    142.6     3.68   142.8     3.22

 99-31  141.7    7.70   141.8     5.95    141.9     4.90   142.0     4.61   142.0     4.22    142.2     3.68   142.3     3.22
 99-31+ 141.5    7.70   141.6     5.95    141.6     4.90   141.6     4.61   141.7     4.22    141.7     3.68   141.8     3.23
100-00  141.3    7.70   141.3     5.95    141.3     4.90   141.3     4.61   141.3     4.23    141.3     3.68   141.3     3.23
100-00+ 141.1    7.70   141.0     5.95    141.0     4.90   141.0     4.61   140.9     4.23    140.9     3.68   140.8     3.23
100-01  140.9    7.70   140.8     5.95    140.7     4.90   140.6     4.61   140.6     4.23    140.5     3.68   140.3     3.23

100-01+ 140.7    7.70   140.5     5.95    140.4     4.90   140.3     4.61   140.2     4.23    140.0     3.68   139.9     3.23
100-02  140.5    7.70   140.3     5.95    140.0     4.90   140.0     4.61   139.8     4.23    139.6     3.68   139.4     3.23
100-02+ 140.3    7.70   140.0     5.95    139.7     4.90   139.6     4.61   139.5     4.23    139.2     3.68   138.9     3.23
100-03  140.1    7.70   139.7     5.95    139.4     4.90   139.3     4.61   139.1     4.23    138.8     3.68   138.4     3.23
100-03+ 139.9    7.70   139.5     5.95    139.1     4.90   138.9     4.61   138.7     4.23    138.3     3.68   137.9     3.23

100-04  139.7    7.70   139.2     5.95    138.8     4.90   138.6     4.61   138.4     4.23    137.9     3.68   137.4     3.23
100-04+ 139.5    7.70   138.9     5.95    138.4     4.90   138.3     4.61   138.0     4.23    137.5     3.68   137.0     3.23
100-05  139.3    7.70   138.7     5.95    138.1     4.90   137.9     4.61   137.6     4.23    137.1     3.68   136.5     3.23
100-05+ 139.1    7.70   138.4     5.95    137.8     4.90   137.6     4.61   137.2     4.23    136.6     3.68   136.0     3.23
100-06  138.9    7.70   138.2     5.95    137.5     4.90   137.2     4.61   136.9     4.23    136.2     3.68   135.5     3.23
-------------------------------------------------------------------------------------------------------------------------------
Average Life   8.78           6.60              5.34              4.99            4.55              3.92             3.42
 First Pay   02/25/04       02/25/04          02/25/04          02/25/04        02/25/04          02/25/04         02/25/04
 Last Pay    01/25/17       01/25/14          11/25/11          03/25/11        06/25/10          05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 4

Lehman Brothers

                        Discount Margin Table - Bond 1-A1

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 1-A1
--------------------------------------------------------------------------------
 Initial Coupon:     4.092                         Type:     Fltr
       Orig Bal:     224,947,000
                                                Formula:     (6m LIBOR)+245.55bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.21/2.46/2.46
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     24                           Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
             15 CPR           20 CPR           25 CPR           27 CPR           30 CPR            35 CPR           40 CPR
          LIB_6M: 1.17     LIB_6M: 1.17     LIB_6M: 1.17     LIB_6M: 1.17     LIB_6M: 1.17      LIB_6M: 1.17     LIB_6M: 1.17
-------------------------------------------------------------------------------------------------------------------------------
 Price   DM    Duration   DM     Duration  DM     Duration  DM     Duration  DM     Duration   DM     Duration  DM     Duration
-------------------------------------------------------------------------------------------------------------------------------
103-13  168.2    4.45    145.3     3.44   119.5     2.74   108.5     2.52    91.9     2.25     61.9     1.89    29.4     1.61
103-13+ 167.9    4.45    144.9     3.44   119.0     2.74   107.9     2.52    91.3     2.25     61.1     1.89    28.5     1.61
103-14  167.5    4.45    144.4     3.44   118.5     2.74   107.4     2.52    90.6     2.25     60.3     1.89    27.6     1.61
103-14+ 167.2    4.45    144.0     3.44   117.9     2.74   106.8     2.52    89.9     2.25     59.6     1.89    26.6     1.61
103-15  166.9    4.45    143.6     3.44   117.4     2.74   106.2     2.52    89.3     2.25     58.8     1.89    25.7     1.61

103-15+ 166.5    4.45    143.1     3.44   116.8     2.74   105.6     2.52    88.6     2.25     58.0     1.89    24.8     1.61
103-16  166.2    4.46    142.7     3.44   116.3     2.74   105.0     2.52    88.0     2.25     57.2     1.89    23.8     1.61
103-16+ 165.9    4.46    142.3     3.44   115.7     2.74   104.4     2.52    87.3     2.25     56.4     1.89    22.9     1.61
103-17  165.5    4.46    141.8     3.44   115.2     2.74   103.8     2.52    86.6     2.25     55.6     1.89    22.0     1.61
103-17+ 165.2    4.46    141.4     3.44   114.7     2.74   103.2     2.53    86.0     2.25     54.8     1.89    21.0     1.61

103-18  164.9    4.46    141.0     3.44   114.1     2.74   102.6     2.53    85.3     2.25     54.0     1.89    20.1     1.61
103-18+ 164.5    4.46    140.5     3.44   113.6     2.74   102.0     2.53    84.6     2.26     53.2     1.89    19.2     1.61
103-19  164.2    4.46    140.1     3.44   113.0     2.74   101.5     2.53    84.0     2.26     52.4     1.89    18.2     1.61
103-19+ 163.9    4.46    139.7     3.45   112.5     2.75   100.9     2.53    83.3     2.26     51.7     1.89    17.3     1.61
103-20  163.5    4.46    139.2     3.45   111.9     2.75   100.3     2.53    82.7     2.26     50.9     1.89    16.4     1.61

103-20+ 163.2    4.46    138.8     3.45   111.4     2.75    99.7     2.53    82.0     2.26     50.1     1.89    15.5     1.61
103-21  162.9    4.46    138.4     3.45   110.9     2.75    99.1     2.53    81.3     2.26     49.3     1.89    14.5     1.61
103-21+ 162.5    4.46    137.9     3.45   110.3     2.75    98.5     2.53    80.7     2.26     48.5     1.89    13.6     1.61
103-22  162.2    4.46    137.5     3.45   109.8     2.75    97.9     2.53    80.0     2.26     47.7     1.89    12.7     1.61
103-22+ 161.9    4.46    137.1     3.45   109.2     2.75    97.3     2.53    79.4     2.26     46.9     1.89    11.7     1.61

103-23  161.5    4.46    136.6     3.45   108.7     2.75    96.7     2.53    78.7     2.26     46.1     1.89    10.8     1.61
103-23+ 161.2    4.46    136.2     3.45   108.1     2.75    96.1     2.53    78.0     2.26     45.3     1.89     9.9     1.61
103-24  160.9    4.46    135.8     3.45   107.6     2.75    95.6     2.53    77.4     2.26     44.6     1.89     9.0     1.61
103-24+ 160.6    4.46    135.4     3.45   107.1     2.75    95.0     2.53    76.7     2.26     43.8     1.89     8.0     1.61
103-25  160.2    4.47    134.9     3.45   106.5     2.75    94.4     2.53    76.1     2.26     43.0     1.89     7.1     1.61
-------------------------------------------------------------------------------------------------------------------------------
Average Life   5.10           3.80             2.95              2.70             2.38              1.97             1.66
 First Pay   02/25/04       02/25/04         02/25/04          02/25/04         02/25/04          02/25/04         02/25/04
 Last Pay    01/25/17       01/25/14         11/25/11          03/25/11         06/25/10          05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 1

Lehman Brothers

                        Discount Margin Table - Bond 2-A1

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond 2-A1
--------------------------------------------------------------------------------
 Initial Coupon:     1.450                         Type:     Fltr
       Orig Bal:     26,243,000
                                                Formula:     (1m LIBOR)+35.00bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.47/0.35/0.35
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     0                            Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
            15 CPR           20 CPR           25 CPR           27 CPR           30 CPR           35 CPR            40 CPR
          LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1       LIB_1M: 1.1
-------------------------------------------------------------------------------------------------------------------------------
 Price    DM   Duration    DM    Duration   DM    Duration   DM    Duration   DM    Duration   DM    Duration    DM    Duration
-------------------------------------------------------------------------------------------------------------------------------
 99-26   39.1    4.53     40.4     3.47    41.8     2.75    42.4     2.52    43.3     2.25    44.9     1.88     46.7     1.59
 99-26+  38.8    4.53     39.9     3.47    41.2     2.75    41.8     2.52    42.6     2.25    44.1     1.88     45.7     1.59
 99-27   38.4    4.53     39.5     3.47    40.6     2.75    41.2     2.53    41.9     2.25    43.3     1.88     44.8     1.59
 99-27+  38.1    4.53     39.0     3.47    40.1     2.75    40.5     2.53    41.2     2.25    42.4     1.88     43.8     1.59
 99-28   37.7    4.53     38.6     3.47    39.5     2.75    39.9     2.53    40.5     2.25    41.6     1.88     42.8     1.59

 99-28+  37.4    4.54     38.1     3.47    39.0     2.75    39.3     2.53    39.8     2.25    40.8     1.88     41.8     1.59
 99-29   37.1    4.54     37.7     3.47    38.4     2.75    38.7     2.53    39.1     2.25    40.0     1.88     40.9     1.59
 99-29+  36.7    4.54     37.2     3.47    37.8     2.75    38.1     2.53    38.5     2.25    39.1     1.88     39.9     1.59
 99-30   36.4    4.54     36.8     3.47    37.3     2.75    37.5     2.53    37.8     2.25    38.3     1.88     38.9     1.59
 99-30+  36.0    4.54     36.3     3.47    36.7     2.75    36.8     2.53    37.1     2.25    37.5     1.88     37.9     1.59

 99-31   35.7    4.54     35.9     3.48    36.1     2.75    36.2     2.53    36.4     2.25    36.7     1.88     36.9     1.59
 99-31+  35.3    4.54     35.4     3.48    35.6     2.75    35.6     2.53    35.7     2.25    35.8     1.88     36.0     1.59
100-00   35.0    4.54     35.0     3.48    35.0     2.75    35.0     2.53    35.0     2.25    35.0     1.88     35.0     1.59
100-00+  34.7    4.54     34.6     3.48    34.4     2.75    34.4     2.53    34.3     2.25    34.2     1.88     34.0     1.59
100-01   34.3    4.54     34.1     3.48    33.9     2.75    33.8     2.53    33.6     2.25    33.3     1.88     33.1     1.59

100-01+  34.0    4.54     33.7     3.48    33.3     2.75    33.2     2.53    32.9     2.25    32.5     1.88     32.1     1.59
100-02   33.6    4.54     33.2     3.48    32.7     2.76    32.5     2.53    32.2     2.25    31.7     1.88     31.1     1.59
100-02+  33.3    4.54     32.8     3.48    32.2     2.76    31.9     2.53    31.6     2.25    30.9     1.88     30.1     1.59
100-03   32.9    4.54     32.3     3.48    31.6     2.76    31.3     2.53    30.9     2.25    30.0     1.88     29.2     1.59
100-03+  32.6    4.54     31.9     3.48    31.1     2.76    30.7     2.53    30.2     2.25    29.2     1.88     28.2     1.60

100-04   32.3    4.54     31.4     3.48    30.5     2.76    30.1     2.53    29.5     2.25    28.4     1.88     27.2     1.60
100-04+  31.9    4.54     31.0     3.48    29.9     2.76    29.5     2.53    28.8     2.25    27.6     1.88     26.2     1.60
100-05   31.6    4.55     30.5     3.48    29.4     2.76    28.9     2.53    28.1     2.25    26.7     1.88     25.3     1.60
100-05+  31.2    4.55     30.1     3.48    28.8     2.76    28.3     2.53    27.4     2.25    25.9     1.88     24.3     1.60
100-06   30.9    4.55     29.6     3.48    28.2     2.76    27.6     2.53    26.7     2.25    25.1     1.88     23.3     1.60
-------------------------------------------------------------------------------------------------------------------------------
Average Life   4.84           3.66             2.87              2.63             2.33             1.94              1.64
 First Pay   02/25/04       02/25/04         02/25/04          02/25/04         02/25/04         02/25/04          02/25/04
 Last Pay    01/25/17       01/25/14         11/25/11          03/25/11         06/25/10         05/25/09          07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 2

Lehman Brothers

                        Discount Margin Table - Bond B1-I

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond B1-I
--------------------------------------------------------------------------------
 Initial Coupon:     1.850                         Type:     Fltr
       Orig Bal:     8,210,000
                                                Formula:     (1m LIBOR)+75.00bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.50/0.75/0.75
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     0                            Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
            15 CPR          20 CPR            25 CPR           27 CPR           30 CPR            35 CPR           40 CPR
          LIB_1M: 1.1     LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1
-------------------------------------------------------------------------------------------------------------------------------
 Price    DM   Duration   DM    Duration    DM    Duration   DM    Duration   DM    Duration    DM    Duration   DM    Duration
-------------------------------------------------------------------------------------------------------------------------------
 99-26   77.3    7.96    78.0     6.11     78.7     5.01    79.0     4.70    79.3     4.30     80.0     3.74    80.7     3.27
 99-26+  77.1    7.96    77.8     6.11     78.4     5.01    78.6     4.70    79.0     4.30     79.6     3.74    80.2     3.27
 99-27   76.9    7.96    77.5     6.11     78.1     5.01    78.3     4.70    78.6     4.30     79.2     3.74    79.7     3.27
 99-27+  76.8    7.96    77.3     6.11     77.8     5.01    78.0     4.70    78.2     4.30     78.7     3.74    79.3     3.27
 99-28   76.6    7.96    77.0     6.11     77.5     5.01    77.6     4.70    77.9     4.30     78.3     3.74    78.8     3.27

 99-28+  76.4    7.96    76.8     6.11     77.2     5.01    77.3     4.70    77.5     4.30     77.9     3.74    78.3     3.27
 99-29   76.2    7.96    76.5     6.11     76.9     5.01    77.0     4.70    77.2     4.30     77.5     3.74    77.8     3.27
 99-29+  76.0    7.96    76.3     6.11     76.5     5.01    76.6     4.70    76.8     4.30     77.1     3.74    77.4     3.27
 99-30   75.8    7.96    76.0     6.11     76.2     5.01    76.3     4.70    76.4     4.30     76.7     3.74    76.9     3.27
 99-30+  75.6    7.96    75.8     6.11     75.9     5.01    76.0     4.70    76.1     4.31     76.2     3.74    76.4     3.27

 99-31   75.4    7.96    75.5     6.11     75.6     5.01    75.7     4.70    75.7     4.31     75.8     3.74    75.9     3.27
 99-31+  75.2    7.96    75.3     6.11     75.3     5.01    75.3     4.70    75.4     4.31     75.4     3.74    75.5     3.27
100-00   75.0    7.96    75.0     6.11     75.0     5.01    75.0     4.70    75.0     4.31     75.0     3.74    75.0     3.27
100-00+  74.8    7.96    74.7     6.11     74.7     5.01    74.7     4.70    74.6     4.31     74.6     3.74    74.5     3.27
100-01   74.6    7.96    74.5     6.11     74.4     5.01    74.3     4.70    74.3     4.31     74.2     3.74    74.1     3.27

100-01+  74.4    7.96    74.2     6.11     74.1     5.01    74.0     4.70    73.9     4.31     73.8     3.74    73.6     3.27
100-02   74.2    7.96    74.0     6.11     73.8     5.01    73.7     4.70    73.6     4.31     73.3     3.74    73.1     3.27
100-02+  74.0    7.96    73.7     6.11     73.5     5.01    73.4     4.70    73.2     4.31     72.9     3.74    72.6     3.27
100-03   73.8    7.96    73.5     6.11     73.1     5.01    73.0     4.70    72.8     4.31     72.5     3.74    72.2     3.27
100-03+  73.6    7.96    73.2     6.11     72.8     5.01    72.7     4.70    72.5     4.31     72.1     3.74    71.7     3.27

100-04   73.4    7.96    73.0     6.11     72.5     5.01    72.4     4.70    72.1     4.31     71.7     3.74    71.2     3.27
100-04+  73.2    7.96    72.7     6.11     72.2     5.01    72.0     4.70    71.8     4.31     71.3     3.74    70.7     3.27
100-05   73.1    7.96    72.5     6.11     71.9     5.01    71.7     4.70    71.4     4.31     70.9     3.74    70.3     3.27
100-05+  72.9    7.96    72.2     6.11     71.6     5.01    71.4     4.70    71.0     4.31     70.4     3.74    69.8     3.27
100-06   72.7    7.97    72.0     6.11     71.3     5.01    71.0     4.70    70.7     4.31     70.0     3.74    69.3     3.28
-------------------------------------------------------------------------------------------------------------------------------
Average Life   8.78          6.60              5.34              4.99             4.55              3.92             3.42
 First Pay   02/25/04      02/25/04          02/25/04          02/25/04         02/25/04          02/25/04         02/25/04
 Last Pay    01/25/17      01/25/14          11/25/11          03/25/11         06/25/10          05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                                                          Page 3

Lehman Brothers

                        Discount Margin Table - Bond B2-I

                         GROUPS CROSSED AT AND BELOW BBB
                             Settle as of 01/30/04

--------------------------------------------------------------------------------
                            Bond Summary - Bond B2-I
--------------------------------------------------------------------------------
 Initial Coupon:     2.500                         Type:     Fltr
       Orig Bal:     3,499,000
                                                Formula:     (1m LIBOR)+140.00bp
         Factor:     1.0000000         Cap/Floor/Margin:     10.50/1.40/1.40
    Factor Date:     01/25/04                  Next Pmt:     02/25/04
          Delay:     0                            Cusip:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
             15 CPR         20 CPR            25 CPR           27 CPR           30 CPR            35 CPR           40 CPR
           LIB_1M: 1.1    LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1      LIB_1M: 1.1       LIB_1M: 1.1      LIB_1M: 1.1
-------------------------------------------------------------------------------------------------------------------------------
 Price     DM   Duration  DM    Duration    DM    Duration   DM    Duration   DM    Duration    DM    Duration   DM    Duration
-------------------------------------------------------------------------------------------------------------------------------
 99-26   142.4    7.70  143.1     5.95    143.8     4.90   144.0     4.60   144.4     4.22    145.1     3.67   145.8     3.22
 99-26+  142.2    7.70  142.9     5.95    143.5     4.90   143.7     4.60   144.0     4.22    144.6     3.67   145.3     3.22
 99-27   142.0    7.70  142.6     5.95    143.2     4.90   143.4     4.60   143.7     4.22    144.2     3.67   144.8     3.22
 99-27+  141.8    7.70  142.3     5.95    142.8     4.90   143.0     4.61   143.3     4.22    143.8     3.67   144.3     3.22
 99-28   141.6    7.70  142.1     5.95    142.5     4.90   142.7     4.61   142.9     4.22    143.4     3.67   143.8     3.22

 99-28+  141.4    7.70  141.8     5.95    142.2     4.90   142.4     4.61   142.6     4.22    142.9     3.67   143.4     3.22
 99-29   141.2    7.70  141.6     5.95    141.9     4.90   142.0     4.61   142.2     4.22    142.5     3.67   142.9     3.22
 99-29+  141.0    7.70  141.3     5.95    141.6     4.90   141.7     4.61   141.8     4.22    142.1     3.67   142.4     3.22
 99-30   140.8    7.70  141.0     5.95    141.3     4.90   141.3     4.61   141.5     4.22    141.7     3.67   141.9     3.22
 99-30+  140.6    7.70  140.8     5.95    140.9     4.90   141.0     4.61   141.1     4.22    141.3     3.68   141.4     3.22

 99-31   140.4    7.70  140.5     5.95    140.6     4.90   140.7     4.61   140.7     4.22    140.8     3.68   141.0     3.22
 99-31+  140.2    7.70  140.3     5.95    140.3     4.90   140.3     4.61   140.4     4.22    140.4     3.68   140.5     3.23
100-00   140.0    7.70  140.0     5.95    140.0     4.90   140.0     4.61   140.0     4.23    140.0     3.68   140.0     3.23
100-00+  139.8    7.70  139.7     5.95    139.7     4.90   139.7     4.61   139.6     4.23    139.6     3.68   139.5     3.23
100-01   139.6    7.70  139.5     5.95    139.4     4.90   139.3     4.61   139.3     4.23    139.2     3.68   139.0     3.23

100-01+  139.4    7.70  139.2     5.95    139.1     4.90   139.0     4.61   138.9     4.23    138.7     3.68   138.6     3.23
100-02   139.2    7.70  139.0     5.95    138.7     4.90   138.7     4.61   138.5     4.23    138.3     3.68   138.1     3.23
100-02+  139.0    7.70  138.7     5.95    138.4     4.90   138.3     4.61   138.2     4.23    137.9     3.68   137.6     3.23
100-03   138.8    7.70  138.4     5.95    138.1     4.90   138.0     4.61   137.8     4.23    137.5     3.68   137.1     3.23
100-03+  138.6    7.70  138.2     5.95    137.8     4.90   137.7     4.61   137.4     4.23    137.1     3.68   136.6     3.23

100-04   138.4    7.70  137.9     5.95    137.5     4.90   137.3     4.61   137.1     4.23    136.6     3.68   136.2     3.23
100-04+  138.2    7.70  137.7     5.95    137.2     4.90   137.0     4.61   136.7     4.23    136.2     3.68   135.7     3.23
100-05   138.0    7.70  137.4     5.95    136.8     4.90   136.6     4.61   136.3     4.23    135.8     3.68   135.2     3.23
100-05+  137.8    7.70  137.1     5.95    136.5     4.90   136.3     4.61   136.0     4.23    135.4     3.68   134.7     3.23
100-06   137.6    7.70  136.9     5.95    136.2     4.90   136.0     4.61   135.6     4.23    135.0     3.68   134.3     3.23
-------------------------------------------------------------------------------------------------------------------------------
Average Life    8.78         6.60              5.34              4.99             4.55              3.92             3.42
 First Pay    02/25/04     02/25/04          02/25/04          02/25/04         02/25/04          02/25/04         02/25/04
 Last Pay     01/25/17     01/25/14          11/25/11          03/25/11         06/25/10          05/25/09         07/25/08
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Tsy BM    3Mo     6Mo      2YR    3YR    5YR    10YR   30YR    Lib BM   1YR    2YR    3YR    4YR    5YR    7YR    10YR
-----------------------------------------------------------------------------------------------------------------------
 Yield   1.1571  1.1707  1.7266         3.0056 4.0339 4.9766    Yield 1.3994  2.0541 2.6329 3.0968 3.4731 3.9919 4.5014
Coupon                   1.5000         3.0000 3.8750 5.3750
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------
Lib BM     12YR   15YR    20YR    30YR
----------------------------------------
 Yield    4.8381 4.9970  1.8832  5.2891

----------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

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